UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Illumina, Inc.
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On March 24, 2023, Illumina, Inc. issued the following press release:

Illumina Issues Statement in Response to Carl Icahn’s Letter

SAN DIEGO, March 24, 2023 /PRNewswire/ -- Illumina, Inc. (NASDAQ: ILMN), a global leader in DNA sequencing and array-based technologies, issued the following statement in response to a letter from Carl Icahn dated March 24, 2023:

Directors and Officers (D&O) insurance and corporate indemnification are standard for Delaware companies, and support directors in making decisions in the best interests of shareholders. All major U.S. public companies, including Illumina, regularly review their D&O insurance to reflect appropriate coverage. As the Financial Times reported earlier today, “it is not uncommon for a company buying another business to increase insurance limits during the acquisition process.”

Illumina’s Board of Directors is independent and acts in the best interests of its shareholders. The Board takes its fiduciary duties seriously and exercises considered and deliberate judgement with independent advice. Illumina steadfastly follows appropriate risk management and disclosure practices. Illumina’s disclosures are full, transparent and timely, consistent with SEC and other disclosure requirements. To keep investors informed, Illumina regularly shares relevant corporate risk factors, including those related to GRAIL. Any suggestion otherwise is a mischaracterization of the facts.

Mr. Icahn’s nominees lack relevant skills and experience for Illumina’s Board.  Mr. Icahn has no ability to accelerate the legal and regulatory processes and neither do his nominees.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding mandates, the future, business plans and other statements that are not historical in nature. These statements are made on the basis of Illumina’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. These forward-looking statements may be accompanied by such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “project,” “target,” “will” and other words and terms of similar meaning. Illumina does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to manufacture robust instrumentation and consumables; (v) the success of products and services competitive with our own; (vi) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (vii) the impact of recently launched or pre-announced products and services on existing products and services; (viii) our ability to further develop and commercialize our instruments, consumables, and products, including Galleri™, the cancer screening test developed by GRAIL, to deploy new products, services, and applications, and to expand the markets for our technology platforms; (ix) the risks and costs associated with our ongoing inability to integrate GRAIL due to the interim measures imposed on us by the European Commission as a result of their prohibition of our acquisition of GRAIL; (x) the risks and costs associated with the integration of GRAIL’s business if we are ultimately able to integrate GRAIL; (xi) the risk that disruptions from the consummation of our acquisition of GRAIL and associated legal or regulatory proceedings, including related appeals, or obligations will harm our business, including current plans and operations; (xii) the risk of incurring fines associated with the consummation of our acquisition of GRAIL and the possibility that we may be required to divest all or a portion of the assets or equity interests of GRAIL on terms that could be materially worse than the terms on which we acquired GRAIL; (xiii) our ability to obtain approval by third-party payors to reimburse patients for our products; (xiv) our ability to obtain regulatory clearance for our products from government agencies; (xv) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xvi) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth, COVID-19 pandemic mitigation measures, or armed conflict; (xvii) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments and (xviii) legislative, regulatory and economic developments, together with the factors set forth in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023 under the caption “Risk Factors”, in information disclosed in public conference calls, the date and time of which are released beforehand, and in filings with the Securities and Exchange Commission (the “SEC”) including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Illumina intends to file with the SEC a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Illumina’s 2023 Annual Meeting of Stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY ILLUMINA AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Illumina free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Illumina are also available free of charge by accessing Illumina’s website at www.illumina.com.

Participants

Illumina, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by Illumina. Information about Illumina’s executive officers and directors, including information regarding the direct or indirect interests, by security holdings or otherwise, is available in Illumina’s Annual Report on Form 10-K for the year ended January 1, 2023, which was filed with the SEC on February 17, 2023, and in its proxy statement for the 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2022. To the extent holdings by our directors and executive officers of Illumina securities reported in the proxy statement for the 2022 Annual Meeting or in Form 10-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. Updated information regarding identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in Illumina will be set forth in the definitive proxy statement for Illumina’s 2023 Annual Meeting and other relevant documents to be filed with the SEC, if and when they become available. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

Investors:
Salli Schwartz
+1.858.291.6421
ir@illumina.com

Media:
David McAlpine
+1.347.327.1336
pr@illumina.com

Steve Lipin
Gladstone Place Partners
+1.212.230.5930